Exhibit 99.02

Phacilitate Cell & Gene Therapy World

January 25-27, 2016 Washington D.C.

NEURALSTEM, INC.

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933 as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Neuralstem, Inc.’s management’s current expectations, estimates, beliefs, assumptions, and projections about Neuralstem’s business and industry. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem’s cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem’s Securities and Exchange Commission filings. For links to SEC documents please visit the company’s Web site: neuralstem.com.

For links to SEC documents please visit the company’s Web site: neuralstem.com.

Overview

Neuralstem’s proprietary technology uses regionally specific neural stem cells for the development of CNS therapies.

·	Neuralstem (Nasdaq: CUR) founded in 1996

·	Human neural stem cell technology, discovered by its founding Scientist and Chairman, Karl Johe, Ph.D., while at NINDS at NIH

·	Issued patents worldwide

·	Two different product pipelines and fields:

•	Regenerative therapies: Injection of lab-cultured neural stem cells into CNS for treatment of neurodegenerative diseases -NSI-566 for the treatment of ALS, cSCI, & stroke

• Pharmaceuticals: Small molecule compounds for psychiatric and neurodegenerative diseases -NSI-189 for MDD 2

Dual Platform Pipeline

Lead Small Molecule Asset Targeting Depression Cell therapy targeting high unmet medical need populations

Clinical Development History/Plan of HSSC
(Human Spinal Cord-Derived Neural Stem Cells)
Cell Line	Indication	Location	Trial	ROA	Doses	Study Status
Phase
NSI-566, CCB	ALS	USA	I	Intraspinal	0.5x106/5 inj-	Completed in Feb
061005			(n=15)		1.5x106/15 inj	2013

NSI-566, CCB	ALS	USA	II (n=15)	Intraspinal	2x106/10 inj-	Completed in Dec
061005					16x106/40 inj	2015

NSI-566, CCB	ALS	USA	IIb	Intraspinal	12x106/40 inj	Update Spring 2016
141026			(n=TBD)

NSI-566, CCB	SCI-chronic (12-	USA	I	Intraspinal	1.2x106/6 inj	Group A completed in
061005	24 months post		(n=8)			Jan 2016
injury)

NSI-566, CCB	Stroke-chronic	China	I	Intracerebral	10x106/15 inj-	Group C dosed
SZ	(4-24 months		(n=9)		72x106/45 inj	1Q 2016
post injury)

NSI-566, CCB	Stroke-chronic	China	II/III	Intracerebral	72x106/45 inj	Planned start in 2H
SZ	(6-24 months		(n=TBD)			2016
post injury)

Leading stem cell product:

NSI-566RSC--neural stem cells from one fetal spinal cord tissue

Manufacturing at commercially viable scale

while maintaining cell properties

cGMP, 3-tiered cell banks, fully tested & validated:

• MCB (250 vials, p6), WCB (350 vials, p9), CCB (400 vials, p12)— 2x107cells/vial

• Normal karyotype – 44 + XY

NSI-566: SOD-1 Rat Model of ALS

• Koliatsos et al.,

Johns Hopkins

•	Marsala et al., UCSD

1.	Xu L, et al. Neurosci Lett. 2011; 494(3): 222-6.
2.	Xu L, et al. J Comp Neurol. 2009; 514(4):297-309.
3.	Yan J, et al. PLoS Med. 2007 4(2): e39.
4.	Xu L, et al. Transplantation. 2006; 82(7):865-75.
5.	Yan J, et al. Stem Cells. 2006; 24(8):1976-85.
6.	Hefferan MP, et al. PLoS One. 2012;7(8):e42614.
7.	Hefferan MP, et al. Cell Transplant. 2011;20(8):1153-61.

NSI-566: Intraspinal Injections in Mini-pigs:

• Boulis et al, Emory

• Marsala et al., UCSD

1.	Gutierrez J, et al. Neurosurgery. 2015 Oct;77(4):604-12; discussion 612.
2.	Federici T, et al. J Vis Exp. 2012 Dec 7;(70):e4371.
3.	Riley JP, et al. Neurosurgery. 2011 Dec;69(2 Suppl Operative):ons147-54; discussion ons155.
4.	Raore B, et al. Spine (Phila Pa 1976). 2011;36(3):E164-71.
5.	Dolezalova D, et al. J Comp Neurol. 2014; 522(12):2784-801.
6.	Usvald D, et al. Cell Transplant. 2010;19(9):1103-22.

NSI-566: ALS Phase I

A Phase I, Open-label, First-in-human, Feasibility and Safety Study of Human Spinal Cord derived Neural Stem Cell Transplantation for the Treatment of ALS

Eva L. Feldman[1], Jonathan D. Glass[2], Nicholas M. Boulis[2], Thais Federici[2], Meraida Polak[2], C. Kelly[2] and Karl Johe[3]

[1]University of Michigan, Ann Arbor, MI [2]Emory University, [3]Neuralstem, Inc

NEURALSTEM INC

8

NSI-566: ROA intraspinal injections


A
T11
T12
L1
B
C
6.02mm
4.08mm
D
E
F
D
H

1. Feldman EL, et al. Ann Neurol. 2014 Mar;75(3):363-73.
2. Riley J, et al. Neurosurgery. 2014 Jan;74(1):77-87.

NEURALSTEM INC
9

NSI-566: Long-term graft survival with transient immunosuppression

		# of	# of	# of Days IM Meds
		days on	days on
Patient		FK506	MMF	Discontinued
number
	Gender			before death	Survival Days	% Donor DNA

1	M	177	165	216	394	0.06 – 5.40

2	M	107	503	67	572	0.18 – 0.93

3	M	259	259	0	259	0.03 – 2.39

4	M	189	192	133	325	0.07 – 4.20

5	M	94	283	638	921	0.14 – 0.67

6	F	139	134	57	196	0.06 - 0.96

FK506 = tacrolimus, MMF=mycophenolate mofetil, IM=immunomodulatory

Tadesse T, et al. Ann Clin Transl Neurol. 2014 Nov;1(11):900-8.

NSI-566 Phase I

Clear treatment-emergent improvement of function

Feldman EL, et al. Ann Neurol. 2014 Mar;75(3):363-73.

NSI-566: ALS Phase II

A Phase II, Open-label, Dose Escalation and Safety Study of Human Spinal Cord derived Neural Stem Cell Transplantation for the Treatment of Amyotrophic Lateral Sclerosis

Study Sites: University of Michigan, Emory University, Mass General Hospital

N=15 of variable disease profiles

Up to 16 million cells injected, intraspinal, C3-C5/L2-L5

NSI-566: ALS Phase II Results

50% of study patients with positive change of ALSFRS slope

NSI-566: ALS Phase II Results

40-80% of study patients better than historical dataset

ALSFRS-R FVC (% predicted) Grip strength

NSI-566 SCI: Motor improvement, scar reduction & cavity-filling effect grafted at Day 3 post-SCI van Gorp S, et al., Stem Cell Res Ther. 2013 May 28;4(3):57.

NSI-566 SCI: Motor improvement & functional integration grafted at day 7 post-SCI in rat with complete spinal transection

Lu P, et al., Cell. 2012 Sep 14;150(6):1264-73.

NSI-566 cSCI: Phase I Safety Trial

1 – 2 years after injury

AIS A only

Group A: 4 patients with T2-T12 (completed)

Removal of instruments to enable MRI survey

1.2 x 10[6] cells in 6 bilateral injections at and below injury

6 month follow-up: No SAE

4.5 year post-study follow-up

Study Site: University of California San Diego

Next Phase I study in Group B: 4 more patients

NSI-566 cSCI: Phase I Safety Trial

Subject #4, self-reported https://www.instagram.com/p/9161Cag9vK/

NSI-566 cSCI: Phase I Safety Trial

Subject #4

25 y/o male, injury 416 days prior to stem cell treatment

Baseline: T5 Neurological AIS A Complete

Muscle Location	12-Week Visit: EMG	6- Month Visit: EMG
	Voluntary	Voluntary
	Muscle Unit Potentials	Muscle Unit Potentials
L, R rectus abdominis, T6	2-3 semi-voluntary (10cm	None
from umbilicus)
L., R rectus abdominis, T7	None	None (L)

L., R rectus abdominis, T8	None	None (L)

L, R paraspinal, T7	None (R), Not measured	1 (L), 1 (R)
(L)
L, R paraspinal, T8	None (R), Not measured	3-4 (L), None (R)
(L)

NSI-566: Robust survival &neuronal differentiation in rat model of stroke

Tajiri et al., PloS One (2014) 9: e91408

NSI-566: Ameliorates Stroke – induced motor deficits in rat model of stroke

Tajiri et al., PloS One (2014) 9: e91408

NSI-566:Stroke

NSI-566 engraftment at 4 weeks post transplantation in ischemia-induced mini-pig brain

K299-HuNu K299-H&E Human NF-specific staining

NSI-566: Phase I for treatment of paralysis from chronic stroke

Single Study Site: BaYi Hospital, Beijing PLA

Open label feasibility & safety study

Cohort	Treatment	Cell	Deposits	No of	Status
ID		Number/Deposit	per Track	Cannula
				Tracks
A (n=3)	1.2x10[7]	40,000	5	3	Dosed
		cells/μL×20μL
B (n=3)	2.4x10[7]	80,000	5	3	Dosed
		cells/μL×20μL
C (n=3)	7.2x10[7]	80,000	15	3	Ongoing
		cells/μL×20μL

NSI-566 stroke: Phase I interim data

Group A: 1.2x107 cells, 15 deposits

Subject #	101

Gender	M

Age	50

Weight(kg)	78

Infarct Site	Left,
Subcortical

Surgery	607
(days post
stroke)

NSI-566 stroke: Phase I interim data

Group A: 1.2x107 cells, 15 deposits

Subject #	102

Gender	M

Age	47

Weight(kg)	75

Infarct Site	Right,
Subcortical

Surgery	424
(days post
stroke)

NSI-566 stroke: Phase I interim data

Group A: Subject 102

NSI-566 stroke: Phase I interim data

Group A: Subject 102

NSI-566 stroke: Phase I interim data

Group A: 1.2x107 cells, 15 deposits

Subject #	103

Gender	M

Age	30

Weight(kg)	90

Infarct Site	Right,
Subcortical

Surgery	150
(days post
stroke)

Group A: Subject 103

Conclusion

Human spinal cord-derived neural stem cells (NSI-566) has demonstrated consistent biological activities across multiple disease conditions: ALS, stroke, cSCI

Next steps: Pivotal trials in multiple indications to demonstrate efficacy as the primary objective.

The trials will be randomized, sham-surgery controlled, double-blinded studies of adequate size to qualify as registration studies per discussions with the FDA.